                                      NOTE

$16,666,666.66                                                   April __, 2000

         FOR VALUE RECEIVED, the undersigned, MARKETING SPECIALISTS CORPORATION, a Delaware corporation, PAUL INMAN ASSOCIATES, INC., a Michigan corporation, MARKETING SPECIALISTS SALES COMPANY, a Texas corporation, BROMAR, INC., a California corporation and THE SALES FORCE COMPANIES, INC., a Indiana corporation, (collectively, the "Borrowers"), hereby promise, jointly and severally, to pay to the order of FLEET CAPITAL BANK (the "Bank"), at Agent's Principal Office, in lawful money of the United States of America and in immediately available funds, the principal amount of Sixteen Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 66/100 Dollars ($16,666,666.66) or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Bank to the Borrowers under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The Borrowers hereby authorize the Bank to record in its records the amount of each Loan and Type of Accounts established under each Loan and all Continuations, Conversions and payments of principal in respect thereof, which records shall, in the absence of manifest error, constitute prima facie evidence of the accuracy thereof; PROVIDED, HOWEVER, that the failure to make such notation with respect to any such Loan or payment shall not limit or otherwise affect the obligations of the Borrowers under the Credit Agreement or this Note.

         This Note is one of the Notes referred to in the Credit Agreement dated as of March 30, 2000, among the Borrowers, the Bank, the other banks party thereto (the "Banks"), and THE CHASE MANHATTAN BANK as agent for the Banks (in such capacity, the "Agent" and such Credit Agreement, as the same may be amended or otherwise modified from time to time, being referred to herein as the "Credit Agreement"), and evidences Loans made by the Bank thereunder. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayments of Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

         This Note shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

         Except for any notices expressly required by the Loan Documents, the Borrowers and each obligor, surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other

Note - Page 1
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formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release any such party or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

         This Note is given in amendment and restatement of that certain Note dated March 30, 2000 (the "Original Note"), previously executed and delivered to the Bank by the Borrowers other than the Sales Force Companies, Inc. in the face amount of $16,666,666.66. Concurrently with the execution of this Note, the Sales Force Companies, Inc. is being joined to the Credit Agreement as a "Borrower" therein. All indebtedness evidenced by the Original Note is hereby renewed and is not extinguished by this Note and shall hereafter be governed by and payable in accordance with the terms hereof.

                            MARKETING SPECIALISTS CORPORATION
                            MARKETING SPECIALISTS SALES COMPANY


                            By:
                               ------------------------------------------------
                               Name:
                                    -------------------------------------------
                                     Authorized Officer for the above Borrowers


                            PAUL INMAN ASSOCIATES, INC.
                            BROMAR, INC.


                            By:
                               ------------------------------------------------
                               Name:
                                    -------------------------------------------
                                     Authorized Officer for the above Borrowers


                            THE SALES FORCE COMPANIES, INC.


                            By:
                               ------------------------------------------------
                               Name:
                                    -------------------------------------------
                                     Authorized Officer




Note - Page 2